Q2 2018 SUPPLEMENTAL INFORMATION AUGUST 7, 2018

Forward Looking Statements Any statements in this presentation about future expectations, plans and prospects for Ameresco, Inc., including statements about market conditions, pipeline and backlog, as well as estimated future revenues and net income, and other statements containing the words “projects,” “believes,” “anticipates,” “plans,” “expects,” “will” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the timing of, and ability to, enter into contracts for awarded projects on the terms proposed; the timing of work we do on projects where we recognize revenue on a percentage of completion basis, including the ability to perform under recently signed contracts without unusual delay; our ability to place solar assets into service as planned; demand for our energy efficiency and renewable energy solutions; our ability to arrange financing for our projects; changes in federal, state and local government policies and programs related to energy efficiency and renewable energy; the ability of customers to cancel or defer contracts included in our backlog; the effects of our recent acquisitions and restructuring activities; seasonality in construction and in demand for our products and services; a customer’s decision to delay our work on, or other risks involved with, a particular project; availability and costs of labor and equipment; the addition of new customers or the loss of existing customers; market price of the Company's stock prevailing from time to time; the nature of other investment opportunities presented to the Company from time to time; the Company's cash flows from operations and other factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2017, filed with the U.S. Securities and Exchange Commission on March 7, 2018. In addition, the forward-looking statements included in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. Use of Non-GAAP Financial Measures This presentation includes references to adjusted EBITDA, adjusted cash from operations, non-GAAP net income and non-GAAP earnings per share, which are non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses these measures, please see the section in the Appendix in this presentation titled “Non-GAAP Financial Measures”. For a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the tables in the Appendix to this presentation titled “GAAP to Non- GAAP Reconciliation,” Non-GAAP Financial Guidance” and “Non-GAAP Financial Measures.” ©2018 Ameresco, Inc. All rights reserved. 2

Q2 2018 HIGHLIGHTS $21.4M $8.7M +39% $197M +18% Adj. EBITDA Net Income Q2 EBITDA driven by EBITDA growth Revenue growth greater project EBITDA up 39% y/y Revenue up 18% y/y up 49% y/y revenue and energy Revenue assets Q2 Revenue driven by an increase in projects and energy assets ©2018 Ameresco, Inc. All rights reserved. 3

AMERESCO

ENERGY EFFICIENCY:

Over 150,000 LED lights within the houses and 3,000 street lights.

Over 5,000 high efficiency water source heat pumps with smart thermostats, water fixture replacements, insulation and sealing work.

ENERGY GENERATION:

6.1MW of new rooftop solar PV energy systems to further reduce IPC's net effective portfolio electric rate and carbon footprint by increasing the proportionate use of clean renewable energy and decreasing consumption of grid-supplied power.

OPERATIONS & MAINTENANCE:

25-year O&M agreement for the solar and HVAC maintenance.

ISLAND PALM COMMUNITIES

ENERGY SECURITY MODERNIZATION PROJECT

Partnership with Lendlease to modernize over 5,800 privatized military housing homes in Hawaii.

- New highly-efficient HVAC systems improve resident comfort, reduce mechanical outages, and standardize HVAC system type across the portfolio to lower O&M costs. Added ductwork provides higher resident satisfaction in existing homes without central air.
- Housing envelope improvements, weatherization sealing, attic insulation.
- Domestic water conservation including high efficiency toilets and low-flow aerators and showerheads.
- 150,000 residential LED lights and 3,000 LED street lights.
- 6.1MW of new rooftop solar PV energy systems.
- Maximized utility rebates for lighting and HVAC through partnership with local utility.

PROJECT DETAILS

$152 MILLION ENERGY EFFICIENCY UPGRADES	$21 MILLION SOLAR PV	$131 MILLION 25-YEAR O&M AGREEMENT	$13.8 MILLION SAVED ANNUALLY

©2018 Ameresco, Inc. All rights reserved.

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AMERESCO

SOURCES OF REVENUE Q2 2018

$139.0M

Projects

Energy efficiency and renewable energy projects

$38.7M

Recurring

Energy & incentive revenue from owned solar and renewable gas assets; plus recurring O&M from projects

$19.3M

Other

Services, software and integrated PV

©2018 Ameresco, Inc. All rights reserved.
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63% OF PROFIT CAME FROM RECURRING LINES OF BUSINESS YTD 2018 RECURRING Other 21% O&M 6% Assets 13% Projects 12% $37M 31% Projects $364M ` O&M Adjusted 69% Revenue 9% EBITDA* Other 10% Assets 50% 63% * Adjusted EBITDA percentage amounts exclude unallocated corporate expenses. ©2018 Ameresco, Inc. All rights reserved. 6

ENERGY ASSET PORTFOLIO – 6/30/2018 RNG 16% Renewable In Energy Assets Development/ Gas 64% 212 MWe Construction Solar 78% 114 MWe Solar 36% Other 6% 212 MWe of Energy Assets. Renewable Gas 114 MWe in development & construction. is 135 MWe, Solar is 77 MW* Renewable Gas is 18 MWe, Solar is 90 MW, Other is 6 MW* * Numbers may not sum due to rounding ©2018 Ameresco, Inc. All rights reserved. 7

DIVERSIFIED PORTFOLIO OF ENERGY ASSETS OPERATING DEVELOPMENT/ CONSTRUCTION ©2018 Ameresco, Inc. All rights reserved. 8

ENERGY ASSET BALANCE SHEET – 6/30/2018 Energy Energy Assets Operating Total Debt $329M Debt $405M $256M $203M Development/ Construction Corporate $76M $53M $76M out of the $405M energy assets on $203M out of the $256M of total debt on our our balance sheet are still in development or balance sheet is debt associated with our construction. energy assets. $201M of the energy debt is non-recourse to Ameresco, Inc. * Numbers may not sum due to rounding ©2018 Ameresco, Inc. All rights reserved. 9

AMERESCO HAS STRONG MULTI-YEAR VISIBILITY Contracted Project Backlog: 12-36 months to Revenue $679M Awarded Project Backlog: 18-42 months to Revenue $1.3B Operating Energy Assets: 13 year weighted average PPA remaining $850M* *Estimated contracted revenue and incentives during PPA period $894M O&M Backlog: 15 year weighted average lifetime ©2018 Ameresco, Inc. All rights reserved. 10

SUSTAINABLE AND PROFITABLE BUSINESS MODEL EXPANDING EARNINGS AT A FASTER RATE THAN REVENUE BY GROWING HIGHER MARGIN RECURRING LINES OF BUSINESS Revenue ($M) Adjusted EBITDA ($M) 82 800 717 63 631 651 574 593 56 46 41 30 2013 2014 2015 2016 2017 2018 2013 2014 2015 2016 2017 2018 Guidance Guidance Mid Point Mid Point FY 2018 revenue, adjustedGuidance EBITDA reaffirmed and EPS August guidance 9, 2017 was revised 8/7/2018. ©2018 Ameresco, Inc. All rights reserved. 11

APPENDIX

ENERGY ASSET METRICS Energy Asset Metrics (in thousands, except megawatt equivalents ("MWe")) As of June 30, 2018 2017 MWe $ MWe $ Energy Assets: In Operations 212.0 329,131 175.0 244,686 In Development/Construction 114.4 75,757 95.2 103,786 Total Energy Assets 326.4 $404,888 270.2 $348,472 Three Months Ended June 30, Six Months Ended June 30, 2018 2017 2018 2017 Energy Assets Performance: Revenues $22,791 $17,894 $44,286 $33,308 Adjusted EBITDA $13,922 $11,037 $27,672 $19,219 As of June 30, 2018 2017 Energy Assets Debt Financing: In Operations 169,796 106,684 In Development/Construction 33,400 34,383 Total Debt Financing $203,196 $141,067 ©2018 Ameresco, Inc. All rights reserved. 13

GAAP TO NON-GAAP RECONCILIATION   Three Months Ended June 30, Six Months Ended June 30,   2018 2017 2018 2017   (Unaudited) (Unaudited) (Unaudited) (Unaudited) Adjusted EBITDA:     Net income attributable to common shareholders $8,702 $5,831 $15,690 $5,187 Impact of redeemable non-controlling interests - 129 516 (971) Plus: Income tax provision 1,307 1,060 (1,472) 415 Plus: Other expenses, net 3,966 1,738 7,510 3,564 Plus: Depreciation and amortization of intangible assets 7,413 6,090 14,520 12,272 Plus: Stock-based compensation 392 307 747 650 Plus: Restructuring and other charges (352) 244 (320) 244 Adjusted EBITDA $21,428 $15,399 $37,191 $21,361 Adjusted EBITDA margin 10.9% 9.2% 10.2% 7.1% Non-GAAP net income and EPS: Net income attributable to common shareholders $8,702 $5,831 $15,690 $5,187 Impact of redeemable non-controlling interests - 129 516 (971) Plus: Restructuring and other charges (352) 244 (320) 244 Plus: Income Tax effect of non-GAAP adjustments - (44) (27) (44) Non-GAAP net income $8,350 $6,160 $15,859 $4,416 Earnings per share: Diluted net income per common share $0.19 $0.13 $0.34 $0.11 Effect of adjustments to net income (0.01) - - (0.01) Non-GAAP EPS $0.18 $0.13 $0.34 $0.10 Adjusted cash from operations: Cash flows from operating activities ($20,067) ($19,408) ($57,137) ($51,419) Plus: proceeds from Federal ESPC projects 33,083 38,869 69,664 74,036 Adjusted cash from operations $13,016 $19,461 $12,527 $22,617 ©2018 Ameresco, Inc. All rights reserved. 14

PERFORMANCE BY SEGMENT Performance by Segment (in thousands): Three Months Ended Six Months Ended Adjusted Adjusted Revenues EBITDA Revenues EBITDA June 30, 2018 U.S. Regions $88,778 $7,268 $163,469 $14,567 U.S. Federal 58,214 10,998 105,999 17,739 Canada 7,958 464 16,862 (587) Non-Solar DG 19,921 8,269 38,038 16,171 All Other 21,554 1,292 39,491 2,593 Unallocated corporate activity 557 (6,863) 533 (13,292) Total Consolidated $196,982 $21,428 $364,392 $37,191 June 30, 2017 U.S. Regions $64,834 $4,740 $109,323 $3,202 U.S. Federal 59,106 9,836 107,030 16,229 Canada 8,991 1,005 18,492 1,222 Non-Solar DG 15,211 5,715 30,856 11,639 All Other 18,557 871 35,636 2,267 Unallocated corporate activity (33) (6,768) (61) (13,198) Total Consolidated $166,665 $15,399 $301,275 $21,361 Small Scale Infrastructure segment has been renamed Non-Solar Distributed Generation “DG” Solar electricity and SREC revenue previously attributed to Small Scale Infrastructure has been reclassified into U.S. Regions ©2018 Ameresco, Inc. All rights reserved. 15

SEGMENTS BY LINE OF BUSINESS – THREE MONTHS Segment Revenues by Line of Business for the Three Months Ended June 30 (in thousands): Non-Solar Total U.S. Regions   U.S. Federal   Canada   DG   All Other   Consolidated 2018 Project $80,877 $47,437 $5,316 $1,201 $4,200 $139,031 Energy Assets 3,799 1,140 1,017 16,501 334 22,791 O&M 4,069 9,566 2,258 15,893 Integrated-PV 10,442 10,442 Other Services 33 71 1,625 (39) 7,135 8,825 Total Revenues $88,778 $58,214 $7,958 $19,921 $22,111 $196,982 2017 Project $56,690 $48,037 $6,449 $1,202 $714 $113,092 Energy Assets 3,249 1,102 919 12,373 251 17,894 O&M 4,508 9,750 1,568 15,826 Integrated-PV 10,345 10,345 Other Services 386 216 1,624 68 7,214 9,508 Total Revenues $64,834 $59,106 $8,991 $15,211 $18,524 $166,665 Small Scale Infrastructure segment has been renamed Non-Solar Distributed Generation “DG” Solar electricity and SREC revenue previously attributed to Small Scale Infrastructure has been reclassified into U.S. Regions ©2018 Ameresco, Inc. All rights reserved. 16

SEGMENTS BY LINE OF BUSINESS – SIX MONTHS Segment Revenues by Line of Business for the Six Months Ended June 30 (in thousands): Non-Solar Total U.S. Regions   U.S. Federal   Canada   DG   All Other   Consolidated 2018 Project $146,317 $85,275 $12,253 $2,100 $4,770 $250,715 Energy Assets 8,780 1,909 1,383 31,615 599 44,286 O&M 7,964 18,744 19 4,254 30,981 Integrated-PV 20,773 20,773 Other Services 408 71 3,207 69 13,882 17,637 Total Revenues $163,469 $105,999 $16,862 $38,038 $40,024 $364,392 2017 Project $94,457 $85,996 $14,165 $2,320 $1,599 $198,537 Energy Assets 4,763 1,536 1,303 25,172 534 33,308 O&M 8,563 18,911 3,086 30,561 Integrated-PV 18,501 18,501 Other Services 1,539 587 3,024 278 14,940 20,368 Total Revenues $109,323 $107,030 $18,492 $30,856 $35,575 $301,275 Small Scale Infrastructure segment has been renamed Non-Solar Distributed Generation “DG” Solar electricity and SREC revenue previously attributed to Small Scale Infrastructure has been reclassified into U.S. Regions ©2018 Ameresco, Inc. All rights reserved. 17

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